UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
FORM N-CSR
CERTIFIED SHAREHOLDER REPORT OF REGISTERED MANAGEMENT
INVESTMENT COMPANIES
Investment Company Act file number 811-08266
The India Fund, Inc.
(Exact name of registrant as specified in charter)
345 Park Avenue
New York, NY 10154
(Address of principal executive offices) (Zip code)
Simpson Thacher & Bartlett LLP
425 Lexington Avenue
New York, NY 10017
(Name and address of agent for service)
Registrant’s telephone number, including area code: 212-583-5000
Date of fiscal year end: December 31, 2009
Date of reporting period: June 30, 2009
Form N-CSR is to be used by management investment companies to file reports with the Commission not later than 10 days after the transmission to stockholders of any report that is required to be transmitted to stockholders under Rule 30e-1 under the Investment Company Act of 1940 (17 CFR 270.30e-1). The Commission may use the information provided on Form N-CSR in its regulatory, disclosure review, inspection, and policymaking roles.
A registrant is required to disclose the information specified by Form N-CSR, and the Commission will make this information public. A registrant is not required to respond to the collection of information contained in Form N-CSR unless the Form displays a currently valid Office of Management and Budget (“OMB”) control number. Please direct comments concerning the accuracy of the information collection burden estimate and any suggestions for reducing the burden to Secretary, Securities and Exchange Commission, 100 F Street, NE, Washington, DC 20549. The OMB has reviewed this collection of information under the clearance requirements of 44 U.S.C. § 3507.

Item 1. Reports to Stockholders.
The Report to Shareholders is attached herewith.

The India Fund, Inc.
August 25, 2009

Dear Fund Shareholder,

We are pleased to provide you with the unaudited financial statements of The India Fund, Inc. (“the Fund”) for the six months ended June 30, 2009. The Fund’s net asset value (“NAV”) per share closed at $26.07 on June 30, 2009, representing a 50% increase from the Fund’s NAV per share on December 31, 2008, which was $17.38. The Fund modestly underperformed comparative indices, such as the S&P/IFC Investable India Index* and BSE 500 Index*, which rose 55% and 56% respectively. The BSE Sensex* also surged by a similar 53%, making India the top performing equity market not just in Asia, but among all emerging markets.

Persistent concerns following last year’s near-meltdown in global financial markets helped 2009 open on a downbeat note, a sentiment reinforced by the poor macro data released in the first several weeks of the year. Fortunately, by late February, positive signs began emerging that the global economy’s sharp contraction was moderating, accompanied by a bottoming out in commodity prices and a gradual thawing of credit markets. Aiding this recovery in no small part was an unprecedented fiscal and monetary stimulus effort launched by governments and central banks around the world (with the global fiscal stimulus alone estimated at greater than $2.1 trillion, or over 4% of global gross domestic product (“GDP”)). We believe most investors were initially skeptical, as evidenced by low trading volumes. However, as the rally in emerging markets worldwide continued to gather steam, we believe investors eventually had little choice but to put money to work.

The catalyst for India’s outperformance was the May parliamentary election, a watershed event for Indian politics. The surprisingly strong performance by the India National Congress party (“INC”) resulted in its United Progressive Alliance coalition winning 262 out of 543 seats. We believe this is a clear mandate, basically ensuring a stable government that can pursue ambitious, progressive economic reforms. We believe that investors, sensing that Indian politics might at last have made a break from its disappointing past of smaller coalition partners blocking crucial reform decisions, sparked a buying frenzy, driving the market up 17% in one trading session. The bullish view is that the new government should prove far more successful in deregulation, privatization (especially of “sensitive” sectors), and increasing investment in the rural sector, hence putting the economy on a stronger long-term growth trajectory. Sectors that are expected to be positively impacted range from financial services to retail and education. More broadly speaking, labor reforms, disinvestment of state-owned companies and implementation of a goods and services tax (a key component of the government’s tax reform agenda) are all expected to be accelerated.

Despite its relatively high budget deficit (6.8% of GDP), the Indian government thus far in 2009 has announced a series of measures to support the domestic economy. The government’s stimulus package includes $4 billion of infrastructure spending, reduction of duties, relaxing external borrowing norms, and accelerated depreciation measures. The Central Bank (Reserve Bank of India) freed up $4 billion by cutting the cash reserve requirement rate by 400 basis points (“bps”) and reducing the repurchase and

THE INDIA FUND, INC.

reverse repurchase rates to boost liquidity. We believe all of this helped curb further deterioration in the domestic economy. As it was, India’s GDP growth slowed down considerably to 6.7% in the year ended March 2009 compared to a Compound Annual Growth Rate of 8.9% in the previous four years. While the Indian government’s previous fiscal stimulus packages focused on sectors such as autos and consumers, the recent budget laid a much stronger emphasis on infrastructure development and social programs in an effort to broaden the impact of the stimulus. Outlays for the rural employment guarantee scheme were increased by 140% to $8.0 billion, urban infrastructure by 87% to $2.8 billion, and rural infrastructure by 45% to $9.6 billion. Other focused areas included irrigation, healthcare, power generation and national highways. We believe these spending measures will aggravate the already high fiscal deficit, as the government intends to increase borrowings significantly in order to meet the new funding requirements. Although not explicitly stated in the budget’s text, we expect the new, INC-led coalition government to resurrect privatization efforts, both because of the new, more conducive political environment, and because of the hard reality that the government needs the money.

Recent history has shown that while India’s economy is one of the most insular in Asia — with exports accounting for just 18% of GDP — it is by no means detached or ‘de-coupled’ from the global economy — especially when the global economy is experiencing unprecedented upheaval. Although India may not be export-dependent to the same degree as the rest of Asia, it is very reliant on capital flows, the direction of commodity prices, and global investor sentiment. During 2008, India saw a $12.0 billion portfolio outflow, while the current rally, in-line with the resurgence of foreign interest in emerging markets, has seen a $5.1 billion inflow. In short, we believe foreign portfolio inflows continue to be the main driver of market sentiment for India, which currently is positive (despite, as mentioned, the prospect of record-high fiscal deficits). The stabilization in crude oil prices at current levels of $65-70 per barrel has also been a positive development, with the meaningful decline from its peak in the second half of 2008 helping India to post a current account surplus of $4.7 billion in the quarter ending March 2009.

In light of India’s recent outperformance, we expect the market to be more sentiment-driven than usual in the short-term. The equity market’s first half of 2009 outperformance was well ahead of actual improvement in earnings, though this can be said for all Asian markets, and perhaps all markets globally. For the second quarter ended June 2009, Corporate India (ex-financials) reported a 3% decline in revenues and an 8% dip in net income. However, encouragingly, the aggregate EBITDA (earnings before the deduction of interest, tax, and amortization expenses) margin surged nearly 300 bps quarter-on-quarter and 27 bps year-on-year, to 27.2%. India now trades on 13.8x 2010 earnings compared to 13.3x for the overall region, with both having similar earnings per share growth forecasts of 15-16% year-on-year. Notwithstanding the similar near-term growth/valuation profile, we believe India’s longer-term internal growth-drivers are in fact superior, given its better demographics, burgeoning rural economy, and relatively higher returns on capital compared to the rest of the region. Overall, we believe Indian equities are well-placed for long-term steady performance.

THE INDIA FUND, INC.

On behalf of the Board of Directors, we thank you for your participation and continued support of the Fund. If you have any questions, please do not hesitate to visit our website at www.blackstone.com or call our toll-free number, 1-866-800-8933.

Sincerely,

Prakash Melwani
Director and President

*  Please note that the S&P/IFC Investable India Index, BSE-500 and BSE Sensex Index are unmanaged indices. Investors cannot directly invest in either index. The indices do not reflect transaction costs or manager fees.

PAST PERFORMANCE IS NO GUARANTEE OF FUTURE RESULTS. There is no guarantee that the Fund’s or any other investment technique will be effective under all market conditions.

THE INDIA FUND, INC.

Fundamental Periodic Repurchase Policy

The Fund has adopted the following fundamental policy regarding periodic repurchases:

a)	The Fund will make offers to repurchase its shares at semi-annual intervals pursuant to Rule 23c-3 under the Investment Company Act of 1940, as amended from time to time (“Offers”). The Board of Directors may place such conditions and limitations on Offers as may be permitted under Rule 23c-3.

b)	14 days prior to the last Friday of the Fund’s first and third fiscal quarters, or the next business day if such Friday is not a business day, will be the deadline (the “Repurchase Request Deadline”) by which the Fund must receive repurchase requests submitted by stockholders in response to the most recent Offer.

c)	The date on which the repurchase price for shares is to be determined (the “Repurchase Pricing Date”) shall occur no later than the last Friday of the Fund’s first and third fiscal quarters, or the next business day if such day is not a business day.

d)	Offers may be suspended or postponed under certain circumstances, as provided for in Rule 23c-3.

(For further details, see Note F to the Financial Statements.)

THE INDIA FUND, INC.

June 30, 2009
(Unaudited)
Schedule of Investments

INDIA (99.79% of holdings)
COMMON STOCKS (99.85% of holdings)
NUMBER		PERCENT OF
OF SHARES	SECURITY	HOLDINGS	COST	VALUE

	India	99.64%
	Apparel Manufacturers	0.16%
1,570,212	Provogue (India), Ltd.		$3,198,277	$1,606,103

			3,198,277	1,606,103

	Beverages – Alcoholic	0.18%
95,380	United Spirits, Ltd.		1,409,894	1,738,263

			1,409,894	1,738,263

	Beverages-Non Alcoholic	0.22%
142,555	Tata Tea, Ltd.		1,903,363	2,148,963

			1,903,363	2,148,963

	Building & Construction	3.67%
424,342	Gammon India, Ltd.		722,165	1,635,628
1,487,351	Hindustan Construction Co., Ltd.		2,991,532	3,216,565
771,907	IVRCL Infrastructures and Projects, Ltd.		2,751,197	5,524,440
2,610,769	Jaiprakash Associates, Ltd.		4,441,534	11,174,996
645,860	KEC International, Ltd.		5,057,020	5,446,769
435,339	Madhucon Projects, Ltd.		2,490,015	1,591,684
1,677,609	Nagarjuna Construction Co., Ltd.		1,957,527	4,720,628
94,969	Patel Engineering, Ltd.		363,025	824,895
234,595	Titagarh Wagons, Ltd.		3,985,505	2,087,874

			24,759,520	36,223,479

	Cement	1.21%
2,146,428	Ambuja Cements, Ltd.		2,114,924	3,927,240
64,909	Grasim Industries, Ltd.		2,166,444	3,130,279
486,089	India Cements, Ltd.		1,706,641	1,327,727
808,040	Sagar Cements, Ltd.		3,467,591	3,592,788

			9,455,600	11,978,034

	Chemicals	0.95%
1,602,225	Chambal Fertilizers and Chemicals, Ltd.		1,537,154	2,252,580
302,837	Tata Chemicals, Ltd.		1,034,807	1,377,164
1,937,084	United Phosphorus, Ltd.		6,065,073	5,768,188

			8,637,034	9,397,932

See accompanying notes to financial statements.

THE INDIA FUND, INC.

June 30, 2009
(Unaudited)
Schedule of Investments (continued)

COMMON STOCKS (continued)
NUMBER		PERCENT OF
OF SHARES	SECURITY	HOLDINGS	COST	VALUE

	India (continued)
	Coal	0.13%
1,361,124	Gujarat NRE Coke, Ltd.		$601,616	$1,285,688

			601,616	1,285,688

	Computer Software & Programming	11.13%
632,750	Everonn Systems India, Ltd.+		6,844,134	5,416,778
2,235,266	Infosys Technologies, Ltd.		31,609,948	82,910,848
2,030,873	KPIT Cummins Infosystems, Ltd.		1,787,620	2,106,970
118,033	Mphasis, Ltd.		513,547	949,956
244,735	Patni Computer Systems, Ltd.		954,331	1,322,912
591,000	Satyam Computer Services, Ltd.		1,002,612	874,687
41,597	Satyam Computer Services, Ltd. ADR		139,529	129,367
931,573	Tanla Solutions, Ltd.		3,289,062	1,313,595
816,455	Tata Consultancy Services, Ltd.		5,130,658	6,641,739
1,034,232	Wipro, Ltd.		5,800,528	8,153,172

			57,071,969	109,820,024

	Consumer Non-Durables	1.61%
3,984,047	ITC, Ltd.		9,469,097	15,838,884

			9,469,097	15,838,884

	Consumer Products	0.70%
3,446,837	Marico, Ltd.		4,939,014	5,248,863
66,027	Titan Industries, Ltd.		1,161,330	1,617,975

			6,100,344	6,866,838

	Consumer Staples	2.29%
244,374	Colgate-Palmolive (India), Ltd.		1,851,299	3,090,830
157,718	Dabur India, Ltd.		273,794	414,995
3,413,509	Hindustan Unilever, Ltd.		16,112,357	19,032,424

			18,237,450	22,538,249

	Distribution & Wholesale	0.53%
302,957	Adani Enterprises, Ltd.		4,928,109	5,179,455

			4,928,109	5,179,455

See accompanying notes to financial statements.

THE INDIA FUND, INC.

June 30, 2009
(Unaudited)
Schedule of Investments (continued)

COMMON STOCKS (continued)
NUMBER		PERCENT OF
OF SHARES	SECURITY	HOLDINGS	COST	VALUE

	India (continued)
	Diversified Financial Services	2.81%
688,590	Indiabulls Financial Services, Ltd.		$1,659,035	$2,879,127
1,986,531	Infrastructure Development Finance Co., Ltd.		2,312,304	5,629,299
2,859,731	Power Finance Corp.		8,951,667	11,625,772
212,989	Reliance Capital, Ltd.		2,711,459	4,003,020
2,081,584	SREI Infrastructure Finance, Ltd.		4,617,905	3,565,264

			20,252,370	27,702,482

	Diversified Operations	0.52%
184,834	Century Textiles and Industries, Ltd.		879,610	1,519,802
798,398	Sintex Industries, Ltd.		2,991,381	3,643,248

			3,870,991	5,163,050

	E-Services & Consulting	0.32%
674,771	Core Projects & Technologies, Ltd.		1,598,735	1,826,903
649,836	NIIT Technologies, Ltd.		914,629	1,359,901

			2,513,364	3,186,804

	Electric – Integrated	0.72%
581,830	CESC, Ltd.		3,580,123	3,352,157
1,925,757	PTC India, Ltd.		2,966,886	3,720,464

			6,547,009	7,072,621

	Electric – Transmission	0.14%
604,904	Power Grid Corp. of India, Ltd.		1,019,764	1,380,780

			1,019,764	1,380,780

	Electronics & Electrical Equipment	9.63%
28,491	ABB, Ltd.		296,951	462,172
127,347	Bharat Electronics, Ltd.		2,551,070	3,496,360
612,941	Bharat Heavy Electricals, Ltd.		5,904,979	28,204,498
4,090,583	Exide Industries, Ltd.		6,051,002	5,917,491
2,901,824	Jyoti Structures, Ltd.		3,991,456	8,247,226
765,585	Lanco Infratech, Ltd.+		2,593,355	5,720,512
651,326	MIC Electronics, Ltd.		514,605	498,301
2,484,826	NTPC, Ltd.		10,232,929	10,117,218
378,488	Punj Lloyd, Ltd.		1,551,654	1,656,403
807,125	Reliance Infrastructure, Ltd.		9,595,987	20,176,019
247,177	Siemens India, Ltd.		1,526,113	2,437,458
337,287	Tata Power Co., Ltd.		5,143,308	8,094,747

			49,953,409	95,028,405

See accompanying notes to financial statements.

THE INDIA FUND, INC.

June 30, 2009
(Unaudited)
Schedule of Investments (continued)

COMMON STOCKS (continued)
NUMBER		PERCENT OF
OF SHARES	SECURITY	HOLDINGS	COST	VALUE

	India (continued)
	Energy – Alternate Sources	0.42%
1,319,704	Suzlon Energy, Ltd.		$1,622,310	$2,856,764
390,973	Webel-Sl Energy Systems, Ltd.		3,247,754	1,258,900

			4,870,064	4,115,664

	Engineering	2.20%
569,219	Larsen & Toubro, Ltd.		12,448,201	18,634,927
158,375	McNally Bharat Engineering Co., Ltd.		345,315	432,593
312,159	Thermax, Ltd.		184,068	2,670,994

			12,977,584	21,738,514

	Finance	17.54%
599,787	Axis Bank, Ltd.		5,634,504	10,437,583
727,050	Bank of Baroda		3,878,750	6,758,279
167,300	Canara Bank, Ltd.		605,435	921,800
307,371	Federal Bank, Ltd.		1,510,751	1,592,516
931,795	HDFC Bank, Ltd.		16,970,713	29,015,869
788,683	Housing Development Finance Corp., Ltd.		10,281,973	38,613,446
1,829,036	ICICI Bank, Ltd.		12,523,091	27,566,308
82,700	ICICI Bank, Ltd. ADR		2,462,883	2,439,650
1,067,123	India Infoline, Ltd.		1,447,259	2,713,195
123,000	Oriental Bank of Commerce		502,897	460,367
890,586	Punjab National Bank, Ltd.		9,311,047	12,598,896
450,000	Rural Electrification Corp., Ltd.		701,759	1,532,095
3,401,439	South Indian Bank, Ltd.		4,224,867	6,454,249
682,488	State Bank of India		3,473,265	24,818,458
22,550	State Bank of India GDR		257,070	1,614,285
1,093,163	Union Bank of India, Ltd.		2,864,924	5,505,178

			76,651,188	173,042,174

	Food	0.92%
656,550	Bajaj Hindusthan, Ltd.		1,022,340	2,799,983
1,984,744	Balrampur Chini Mills, Ltd.		2,545,886	4,362,667
1,219,005	Lakshmi Energy and Foods, Ltd.		3,674,986	1,908,472

			7,243,212	9,071,122

	Hotels & Leisure	0.52%
5,206,131	Hotel Leelaventure, Ltd.		3,698,048	3,477,637
1,222,887	Indian Hotels Co., Ltd.		2,043,767	1,687,357

			5,741,815	5,164,994

See accompanying notes to financial statements.

THE INDIA FUND, INC.

June 30, 2009
(Unaudited)
Schedule of Investments (continued)

COMMON STOCKS (continued)
NUMBER		PERCENT OF
OF SHARES	SECURITY	HOLDINGS	COST	VALUE

	India (continued)
	Independent Power Producers	0.20%
558,143	Reliance Power, Ltd.+		$1,309,240	$1,952,714

			1,309,240	1,952,714

	Investment Companies	0.27%
345,130	Bajaj Holdings and Investment, Ltd.		3,401,527	2,642,238

			3,401,527	2,642,238

	Media	0.05%
1,096,000	Wire and Wireless India, Ltd.+		499,548	454,140

			499,548	454,140

	Media – Conglomerates	0.05%
62,570	UTV Software Communications, Ltd.		499,981	473,079

			499,981	473,079

	Metal – Diversified	1.61%
381,639	Hindustan Zinc, Ltd.		3,299,117	4,789,109
876,347	Sterlite Industries (India), Ltd.		7,454,576	11,119,665

			10,753,693	15,908,774

	Motorcycle/Motor Scooter	0.19%
89,873	Bajaj Auto, Ltd.		834,320	1,864,905

			834,320	1,864,905

	Oil & Gas	0.10%
546,262	Reliance Natural Resources, Ltd.+		709,990	957,284

			709,990	957,284

	Petroleum Related	16.74%
219,436	Bharat Petroleum Corp., Ltd.		1,895,979	1,970,137
2,295,070	Cairn India, Ltd.+		7,926,145	11,160,350
638,799	GAIL India, Ltd.		3,651,266	3,839,728
437,940	Hindustan Petroleum Corp., Ltd.		1,748,942	2,733,868
177,739	Indian Oil Corp., Ltd.		1,303,385	1,974,033
1,250,517	Oil and Natural Gas Corp., Ltd.		16,403,536	27,855,676
2,736,989	Reliance Industries, Ltd.+		25,975,068	115,601,434

			58,904,321	165,135,226

See accompanying notes to financial statements.

THE INDIA FUND, INC.

June 30, 2009
(Unaudited)
Schedule of Investments (continued)

COMMON STOCKS (continued)
NUMBER		PERCENT OF
OF SHARES	SECURITY	HOLDINGS	COST	VALUE

	India (continued)
	Pharmaceuticals	2.56%
716,459	Cipla, Ltd.		$2,729,368	$3,788,312
323,418	Glenmark Pharmaceuticals, Ltd.+		1,808,267	1,469,069
749,525	Lupin, Ltd.		12,229,590	12,784,404
315,912	Sun Pharmaceutical Industries, Ltd.		4,358,199	7,194,326

			21,125,424	25,236,111

	Publishing	0.33%
600,000	Business India Publications (Preferential Shares)+		1,003,792	169,085
2,000,000	Jagran Prakashan, Ltd.		3,455,146	3,131,197

			4,458,938	3,300,282

	Real Estate Operation/Development	0.84%
457,229	Housing Development & Infrastructure, Ltd.		1,662,056	2,221,004
853,253	Indiabulls Real Estate, Ltd.		2,802,966	3,485,682
1,559,600	Unitech, Ltd.		2,511,492	2,591,466

			6,976,514	8,298,152

	Retail – Jewelry	0.12%
495,704	Gitanjali Gems, Ltd.		1,535,209	1,165,145

			1,535,209	1,165,145

	Retail Stores	0.01%
161,973	Brandhouse Retails, Ltd.+		108,710	78,950
10,000	Pantaloon Retail India, Ltd.		66,580	65,139

			175,290	144,089

	Shipbuilding	0.69%
483,900	ABG Shipyard, Ltd.		1,019,622	2,009,642
4,700,000	Pipavav Shipyard, Ltd.+		9,488,959	4,807,431

			10,508,581	6,817,073

See accompanying notes to financial statements.

THE INDIA FUND, INC.

June 30, 2009
(Unaudited)
Schedule of Investments (continued)

COMMON STOCKS (continued)
NUMBER		PERCENT OF
OF SHARES	SECURITY	HOLDINGS	COST	VALUE

	India (continued)
	Steel	4.83%
496,564	Jindal Saw, Ltd.		$5,824,082	$4,028,590
462,075	Jindal Steel & Power, Ltd.		2,549,169	24,030,215
307,074	JSW Steel, Ltd.		3,868,642	3,948,598
931,600	Monnet Ispat & Energy, Ltd.		7,457,015	4,601,118
1,421,389	Steel Authority of India, Ltd.		2,660,075	4,483,287
434,919	Tata Steel, Ltd.		1,899,479	3,547,988
746,619	Welspun Gujarat Stahl Rohren, Ltd.		2,014,965	3,002,529

			26,273,427	47,642,325

	Telecommunications	6.56%
2,940,625	Bharti Airtel, Ltd.+		30,456,698	49,236,516
787,640	Mahanagar Telephone Nigam, Ltd.		1,302,685	1,599,778
2,176,634	Reliance Communications, Ltd.		10,950,844	13,172,032
701,581	Usha Martin, Ltd.		766,631	731,531

			43,476,858	64,739,857

	Televisions	0.46%
246,741	Sun TV Network, Ltd.		1,288,307	1,207,566
320,000	Television Eighteen India, Ltd.+		937,317	800,918
691,400	Zee Entertainment Enterprises, Ltd.		2,515,646	2,548,820

			4,741,270	4,557,304

	Textiles	0.28%
707,287	Bombay Rayon Fashions, Ltd.		3,396,561	2,718,858

			3,396,561	2,718,858

	Transport – Marine	0.38%
3,023,810	Mercator Lines, Ltd.		4,119,492	3,733,605

			4,119,492	3,733,605

	Transportation	0.21%
1,532,848	Transport Corporation of India, Ltd.		2,619,885	2,079,848

			2,619,885	2,079,848

	Vehicle Components	1.10%
2,649,188	Apollo Tyres, Ltd.		1,747,229	1,703,267
16,268	Bosch, Ltd.		1,015,998	1,090,691
1,385,616	Cummins India, Ltd.		8,118,840	8,013,462

			10,882,067	10,807,420

See accompanying notes to financial statements.

THE INDIA FUND, INC.

June 30, 2009
(Unaudited)
Schedule of Investments (concluded)

COMMON STOCKS (concluded)
NUMBER		PERCENT OF
OF SHARES	SECURITY	HOLDINGS	COST	VALUE

	India (concluded)
	Vehicles	3.54%
4,614,974	Ashok Leyland, Ltd.		$1,476,314	$2,875,628
442,050	Hero Honda Motors, Ltd.		8,557,673	12,898,854
908,709	Mahindra & Mahindra, Ltd.		9,191,403	13,136,019
270,076	Maruti Suzuki India, Ltd.		4,728,726	6,006,731

			23,954,116	34,917,232

	TOTAL INDIA		578,569,295	982,834,183

	United States	0.21%
	Computer Software & Programming	0.21%
74,900	Cognizant Technology Solutions Corp.+		1,237,842	1,999,830

			1,237,842	1,999,830

	TOTAL UNITED STATES		1,237,842	1,999,830

	TOTAL COMMON STOCKS		579,807,137	984,834,013

WARRANTS (0.00% of holdings)
	Computer Software & Programming	0.00%
94,902	Everonn Systems India, Ltd.		159,406	0

			159,406	0

	TOTAL WARRANTS		159,406	0

EXCHANGE TRADED NOTE (0.15% of holdings)
31,200	iPath MSCI India Index ETN+	0.15%	997,019	1,527,552

	TOTAL EXCHANGE TRADED NOTE		997,019	1,527,552

	TOTAL INVESTMENTS*	100.00%	$580,963,562	$986,361,565

Footnotes and Abbreviations

ADR	– American Depository Receipts
GDR	– Global Depository Receipts

+	Non income producing.
*	As of June 30, 2009, the aggregate cost for federal income tax purposes was $588,333,620.

Excess of value over tax cost	$426,976,516
Excess of tax cost over value	(28,948,571)

$398,027,945

See accompanying notes to financial statements.

THE INDIA FUND, INC.

June 30, 2009
(Unaudited)
Statement of Assets and Liabilities

ASSETS
Investments, at value (Cost $580,963,562)	$986,361,565
Cash (including Indian Rupees of $16,498,095 with a cost of $16,298,061)	19,422,978
Receivables:
Dividends	2,423,441
Securities sold	4,600,768
Prepaid expenses	195,966

Total Assets	1,013,004,718

LIABILITIES
Accrued tax and interest expense payable	4,801,823
Payable for securities purchased	2,512,835
Due to Investment Manager	1,572,382
Due to Administrator	316,210
Accrued Custodian fees	33,924
Accrued expenses	637,407

Total Liabilities	9,874,581

Net Assets	$1,003,130,137

NET ASSET VALUE PER SHARE ($1,003,130,137 / 38,478,622 shares issued and outstanding)	$26.07

NET ASSETS CONSIST OF:
Capital stock, $0.001 par value; 48,804,991 shares issued (100,000,000 shares authorized)	$48,604
Paid-in capital	1,017,586,761
Cost of 10,326,369 shares repurchased	(363,038,193)
Accumulated net investment loss	(722,727)
Accumulated net realized loss on investments	(56,345,512)
Net unrealized appreciation in value of investments, foreign currency holdings and on translation of other assets and liabilities denominated in foreign currency	405,601,204

$1,003,130,137

See accompanying notes to financial statements.

THE INDIA FUND, INC.

	For the Six Months Ended
	June 30, 2009
Statement of Operations	(Unaudited)

Investment Income
Dividends (net of taxes withheld of $0)		$4,313,847
Interest		41

Total investment income		4,313,888

Expenses
Management fees	3,810,307
Administration fees	744,059
Insurance	120,789
Custodian fees	97,577
Directors’ fees	91,000
Printing	57,211
Audit fees and tax fees	31,168
ICI fees	25,816
NYSE fees	16,458
Transfer Agent fee	5,079
Miscellaneous expenses	16,898

Total expenses		5,016,362

Net investment loss		(702,474)

Net Realized and Unrealized Gain (Loss) on Investments, Foreign Currency Holdings and Translation of Other Assets and Liabilities Denominated in Foreign Currency:
Net realized loss on:
Security transactions		(29,956,016)
Foreign currency related transactions		(917,322)

		(30,873,338)

Net change in unrealized appreciation in value of investments, foreign currency holdings and translation of other assets and liabilities denominated in foreign currency		365,801,457

Net realized and unrealized gain on investments, foreign currency holdings and translation of other assets and liabilities denominated in foreign currency		334,928,119

Net increase in net assets resulting from operations		$334,225,645

See accompanying notes to financial statements.

THE INDIA FUND, INC.

Statements of Changes in Net Assets	(Unaudited)

	For the Six Months	For the Year
	Ended	Ended
	June 30, 2009	December 31, 2008
	(Unaudited)

INCREASE (DECREASE) IN NET ASSETS
Operations
Net investment loss	$(702,474)	$(2,786,979)
Net realized loss on investments and foreign currency related transactions	(30,873,338)	(6,229,536)
Net change in unrealized appreciation in value of investments, foreign currency holdings and translation of other assets and liabilities denominated in foreign currency	365,801,457	(1,637,953,762)

Net increase (decrease) in net assets resulting from operations	334,225,645	(1,646,970,277)

Distribution to shareholders
Net investment income ($0 per share, and $0.26 per share, respectively)	—	(9,976,560)
Short term capital gains ($0 per share, and $0.52 per share, respectively)	—	(19,953,120)
Long term capital gains ($0 per share, and $6.34 per share, respectively)	—	(243,434,150)

Decrease in net assets resulting from distributions	—	(273,363,830)

Capital Share Transactions
Reinvestments (29,085 shares and 238,163 shares at $16.36 and $16.50 per share, respectively)	475,831	3,929,673
Shares repurchased under Repurchase Offer (160,011 shares and 4,145,385 shares, respectively) (net of repurchase fee of $49,315 and $3,389,777, respectively) (including expenses of $241,973 and $533,804, respectively)	(2,658,430)	(166,632,872)

Net decrease in net assets resulting from capital share transactions	(2,182,599)	(162,703,199)

Total increase (decrease) in net assets	332,043,046	(2,083,037,306)

NET ASSETS
Beginning of period	671,087,091	2,754,124,397

End of period (including undistributed net investment income of $0 and distribution in excess of net investment income of $20,253)	$1,003,130,137	$671,087,091

See accompanying notes to financial statements.

THE INDIA FUND, INC.

Financial Highlights

For a Share Outstanding throughout Each Period

	For the Six	For the Year	For the Year	For the Year	For the Year	For the Year
	Months Ended	Ended	Ended	Ended	Ended	Ended
	June 30, 2009	Dec. 31, 2008	Dec. 31, 2007	Dec. 31, 2006	Dec. 31, 2005	Dec. 31, 2004

	(Unaudited)

Per Share Operating Performance
Net asset value, beginning of period	$17.38	$64.78	$42.65	$34.07	$28.47	$23.76

Net investment income (loss)	(0.02)[2]	(0.07)[2]	(0.14)[2]	(0.14)[2]	0.04 [2]	0.08 [2]
Net realized and unrealized gain (loss) on investments, foreign currency holdings, and translation of other assets and liabilities denominated in foreign currency	8.72	(40.28)	31.82	13.83	11.35	6.14
Income tax (expense) reversal	—	—	—	0.56 [3]	(0.80)[4]	—

Net increase (decrease) from investment operations after income taxes	8.70	(40.35)	31.68	14.25	10.59	6.22

Less: dividends and distributions
Dividends from:
Net investment income	—	(0.26)	(0.13)	(0.14)	(0.06)	(0.01)
Short term capital gains	—	(0.52)	(0.82)	(0.14)	(0.51)	—
Long term capital gains	—	(6.34)	(8.66)	(4.84)	(3.89)	(1.51)

Total dividends and distributions	—	(7.12)	(9.61)	(5.12)	(4.46)	(1.52)

Capital share transactions
Anti-dilutive (dilutive) effect of Share Repurchase Program	(0.01)	0.07	0.06	— [5]	(0.01)	0.01
Anti-dilutive effect of Tender Offer	—	—	—	—	—	—
Dilutive effect of Rights Offer	—	—	—	(0.55)	(0.52)	—

Total capital share transactions	(0.01)	0.07	0.06	(0.55)	(0.53)	0.01

Net asset value, end of period	$26.07	$17.38	$64.78	$42.65	$34.07	$28.47

Per share market value, end of period	$31.11	$18.30	$62.26	$45.90	$39.73	$29.63
Total Investment Return Based on:
Market Value[1]	70.00%	(57.63)%	59.57%	29.05%	49.32%	23.51%
Ratios/Supplemental Data
Net assets, end of period (in 000s)	$1,003,130	$671,087	$2,754,124	$1,913,341	$1,083,714	$644,672
Ratios of expenses after income taxes to average net assets	1.37%[6]	1.28%	1.21%	0.00%	4.13%	1.64%
Ratios of expenses before income taxes to average net assets	1.37%[6]	1.28%	1.21%	1.41%	1.49%	1.64%
Ratios of net investment income (loss) to average net assets	(0.19)%[6]	(0.17)%	(0.28)%	(0.34)%	0.12%	0.33%
Portfolio turnover	30.32%	49.41%	29.39%	35.02%	50.28%	35.90%

See accompanying notes to financial statements.

THE INDIA FUND, INC.

Financial Highlights (concluded)

For a Share Outstanding throughout Each Year

[1]	Total investment return is calculated assuming a purchase of common stock at the market price on the first day and a sale at the market price on the last day of each period reported. Dividends and distributions, if any, are assumed, for purposes of this calculation, to be reinvested at prices obtained under the Fund’s dividend reinvestment plan. Total investment return does not reflect brokerage commissions or sales charges and is not annualized. Past performance is not a guarantee of future results.
[2]	Based on average shares outstanding.
[3]	A reversal of $20,551,036 was made in 2006 to the prior year’s tax provision described below (see Note B).
[4]	A provision of $25,507,350 was made for U.S. federal income tax purposes for the fiscal year ended December 31, 2005. This provision was made as, at that time, it was unclear whether the Fund qualified as a regulated investment company (a “RIC”) under Subchapter M of the Internal Revenue Code for the taxable year ended December 31, 2004 (see Note B).
[5]	Less than $0.01 per share.
[6]	Annualized.

See accompanying notes to financial statements.

THE INDIA FUND, INC.

June 30, 2009
(Unaudited)
Notes to Financial Statements

NOTE A: ORGANIZATION

The India Fund, Inc. (the “Fund”) was incorporated in Maryland on December 27, 1993, and commenced operations on February 23, 1994. The Fund operates through a branch in the Republic of Mauritius. The Fund is registered under the Investment Company Act of 1940, as amended (the “1940 Act”), as a non-diversified closed-end management investment company. The Fund’s investment objective is long-term capital appreciation by investing primarily in Indian equity securities.

NOTE B: SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES

The following significant accounting policies are in conformity with generally accepted accounting principles in the United States of America (“GAAP”), which are consistently followed by the Fund in the preparation of its financial statements.

The preparation of financial statements in conformity with GAAP requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of increases and decreases in net assets from operations during the reported period. Actual results could differ from those estimates and those differences could be material.

Significant accounting policies are as follows:

Portfolio Valuation. Investments are stated at value in the accompanying financial statements. All securities for which market quotations are readily available are valued at:

(i)	the last sales price prior to the time of determination, if there was a sale on the date of determination,

(ii)	at the mean between the last current bid and asked prices, if there was no sales price on such date and bid and asked quotations are available, or

(iii)	at the last available closing price if no bid or asked price is available on such date.

Securities that are traded over-the-counter are valued, if bid and asked quotations are available, at the mean between the current bid and asked prices. Securities for which sales prices and bid and asked quotations are not available on the date of determination or for which the spread between the bid and asked prices is considered excessive may be valued at the most recently available prices or quotations under policies adopted by the Board of Directors. Investments in short-term debt securities having a maturity of 60 days or less are generally valued at amortized cost which approximates market value. Securities for which market values are not readily ascertainable are carried at fair value as determined in good faith by or under the supervision of the Board of Directors. The net asset value per share of the Fund is calculated weekly and at the end of each month.

THE INDIA FUND, INC.

June 30, 2009
(Unaudited)
Notes to Financial Statements (continued)

Investment Transactions and Investment Income. Investment transactions are accounted for on the trade date. The cost of investments sold is determined by use of the specific identification method for both financial reporting and income tax reporting purposes. Interest income is recorded on the accrual basis; dividend income is recorded on the ex-dividend date or, using reasonable diligence, when known. The collectibility of income receivable from Indian securities is evaluated periodically, and any resulting allowances for uncollectible amounts are reflected currently in the determination of investment income.

Tax Status. No provision is made for U.S. federal income or excise taxes for 2008 as it is the Fund’s intention to continue to qualify as a regulated investment company (a “RIC”) under Subchapter M of the Internal Revenue Code of 1986, as amended (the “Code”) and to make the requisite distributions to its shareholders that will be sufficient to relieve it from all or substantially all federal income and excise taxes.

For the year ended December 31, 2005, a provision of $25,507,350 was made for U.S. federal income tax purposes as, at that time, it was unclear whether the Fund qualified as a RIC under Subchapter M of the Code for the taxable year ended December 31, 2004. In order to preserve the Fund’s status as a RIC under Subchapter M of the Code for the taxable year ended December 31, 2004, on April 20, 2006 the Fund distributed a deficiency dividend to shareholders in the amount of $1.07 per share, of which $0.95 per share was designated as a Capital Gain Dividend. Under the deficiency dividend procedure, the maximum amount that the Fund will be obligated to pay to the Internal Revenue Service in interest and penalties is approximately $4,956,314. Accordingly, a reversal of $20,551,036 was made in 2006 to the prior year’s tax provision.

Income and capital gain distributions are determined in accordance with U.S. federal income tax regulations, which may differ from GAAP.

The tax character of distributions paid during the year ended December 31, 2008 were as follows:

Ordinary income	$29,742,396
Long term capital gains	243,621,434

Total	$273,363,830

At December 31, 2008, the Fund had no tax basis undistributed income or gains.

Under federal tax law, capital losses realized after October 31 may be deferred and treated as occurring on the first day of the following year. For the year ended December 31, 2008, the Fund will defer post-October capital losses of $19,263,104 to the year ended December 31, 2009.

The Fund files U.S. federal income tax returns and returns in various foreign jurisdictions in which it invests. While the statute of limitations remains open to examine the Fund’s U.S. federal income tax returns filed for the fiscal years 2005 to 2008, no examinations are in progress or anticipated at this time. The Fund is not aware of any tax positions for which it is reasonably possible that the total amounts of unrecognized tax benefits will significantly change in the next twelve months.

THE INDIA FUND, INC.

June 30, 2009
(Unaudited)
Notes to Financial Statements (continued)

Foreign Currency Translation. The books and records of the Fund are maintained in U.S. dollars. Foreign currency amounts are translated into U.S. dollars on the following basis:

(i)	value of investment securities, assets and liabilities at the prevailing rates of exchange on the valuation date; and

(ii)	purchases and sales of investment securities and investment income at the relevant rates of exchange prevailing on the respective dates of such transactions.

The Fund generally does not isolate the effect of fluctuations in foreign exchange rates from the effect of fluctuations in the market prices of securities. However, the Fund does isolate the effects of fluctuations in foreign currency rates when determining the gain or loss upon the sale of foreign currency denominated debt obligations pursuant to U.S. federal income tax regulations; such amounts are categorized as foreign currency gains or losses for federal income tax purposes. The Fund reports certain realized foreign exchange gains and losses as components of realized gains and losses for financial reporting purposes, whereas such amounts are treated as ordinary income for U.S. federal income tax reporting purposes.

Distribution of Income and Gains. The Fund intends to distribute annually to shareholders substantially all of its net investment income, including foreign currency gains, and to distribute annually any net realized gains after the utilization of available capital loss carryovers. An additional distribution may be made to the extent necessary to avoid payment of a 4% U.S. federal excise tax.

Distributions to shareholders are recorded on the ex-dividend date. The amount of dividends and distributions from net investment income and net realized gains are determined in accordance with federal income tax regulations, which may differ from GAAP. These “book/tax” differences are either considered temporary or permanent in nature. To the extent these differences are permanent in nature, such amounts are reclassified at the end of each fiscal year with the capital accounts based on their U.S. federal tax-basis treatment; temporary differences do not require reclassification. Dividends and distributions which exceed net investment income and net realized capital gains for financial reporting purposes but not for tax purposes are reported as dividends in excess of net investment income and net realized capital gains. To the extent they exceed net investment income and net realized gains for tax purposes, they are reported as distributions of additional paid-in capital.

The following permanent difference is primarily attributable to net operating losses written off, foreign currency gains (losses), and investments in Passive Foreign Investment Companies and has been reclassified

THE INDIA FUND, INC.

June 30, 2009
(Unaudited)
Notes to Financial Statements (continued)

to the accounts in the chart below as of December 31, 2008. Net assets were not affected by this reclassification.

	Undistributed	Accumulated
Paid-in Capital	Net Investment Loss	Net Realized Loss

($22,490,099)	$14,906,210	$7,583,889

NOTE C: MANAGEMENT, INVESTMENT ADVISORY, ADMINISTRATIVE SERVICES AND DIRECTORS

Blackstone Asia Advisors L.L.C. (“Blackstone Advisors”), an affiliate of The Blackstone Group L.P. (“Blackstone”), serves as the Fund’s Investment Manager under the terms of a management agreement dated March 16, 2006 (the “Management Agreement”). Blackstone Fund Services India Private Limited (“Blackstone India”), an affiliate of Blackstone, serves as the Fund’s Country Adviser under the terms of a country advisory agreement dated March 16, 2006 (the “Country Advisory Agreement”). Pursuant to the Management Agreement, Blackstone Advisors supervises the Fund’s investment program and is responsible on a day-to-day basis for investing the Fund’s portfolio in accordance with its investment objective and policies. Pursuant to the Country Advisory Agreement, Blackstone India provides statistical and factual information and research regarding economic and political factors and investment opportunities in India to Blackstone Advisors. For its services, Blackstone Advisors receives monthly fees at an annual rate of: (i) 1.10% for the first $500,000,000 of the Fund’s average weekly net assets; (ii) 0.90% for the next $500,000,000 of the Fund’s average weekly net assets; (iii) 0.85% for the next $500,000,000 of the Fund’s average weekly net assets; and (iv) 0.75% of the Fund’s average weekly net assets in excess of $1,500,000,000. Blackstone India receives from Blackstone Advisors a monthly fee at an annual rate of 0.10% of the Fund’s average weekly net assets. For the six months ended June 30, 2009, the Fund paid a total of $3,810,307 in management fees to Blackstone Advisors.

Blackstone Advisors also serves as the Fund’s Administrator pursuant to an administration agreement dated January 1, 2006. Blackstone Advisors provides certain administrative services to the Fund. For its services, Blackstone Advisors receives a fee that is computed monthly at an annual rate of: (i) 0.20% of the value of the Fund’s average monthly net assets for the first $1,500,000,000 of the Fund’s average monthly net assets and (ii) 0.15% of the value of the Fund’s average monthly net assets in excess of $1,500,000,000 of the Fund’s average monthly net assets. For the six months ended June 30, 2009, the Fund paid a total of $736,867 in administrative fees to Blackstone Advisors. Blackstone Advisors subcontracts certain of these services to PNC Global Investment Servicing (U.S.) Inc. (formerly known as PFPC Inc.).

In addition, Multiconsult Ltd. (the “Mauritius Administrator”) provides certain administrative services relating to the operation and maintenance of the Fund in Mauritius. The Mauritius Administrator receives a monthly fee of $1,500 and is reimbursed for certain additional expenses. For the six months ended June 30, 2009, fees and expenses of the Mauritius Administrator amounted to $7,192.

THE INDIA FUND, INC.

June 30, 2009
(Unaudited)
Notes to Financial Statements (continued)

The Fund pays each of its directors who is not a director, officer or employee of Blackstone Advisors, Blackstone India or any affiliate thereof (each “Independent Director”) an annual fee of $20,000. The Fund pays an additional annual fee of $10,000 to the Chairman of the Fund. The Fund also pays each Independent Director a fee of (i) $2,000 for each in-person meeting, including each in-person committee meeting; (ii) $4,000 for traveling to Mauritius to attend an in-person meeting; (iii) $1,000 for each telephonic meeting of thirty minutes or less; and (iv) $1,500 for each telephonic meeting lasting over thirty minutes. In addition, the Fund reimburses all directors for travel and out-of-pocket expenses incurred in connection with Board of Directors meetings. For the six months ended June 30, 2009, the Fund paid $91,000 in Directors’ fees.

NOTE D: PORTFOLIO ACTIVITY

Purchases and sales of securities, other than short-term obligations, aggregated $226,553,313 and $246,248,173, respectively, for the six months ended June 30, 2009.

NOTE E: FOREIGN INCOME TAX

The Fund conducts its investment activities in India as a tax resident of Mauritius and expects to obtain benefits under the double taxation treaty between Mauritius and India (the “tax treaty” or “treaty”). To obtain benefits under the tax treaty, the Fund must meet certain tests and conditions, including the establishment of Mauritius tax residence and related requirements. The Fund has obtained a certificate from the Mauritian authorities that it is a resident of Mauritius under the tax treaty between Mauritius and India. Under current regulations, a fund which is a tax resident in Mauritius under the treaty, but has no branch or permanent establishment in India, will not be subject to capital gains tax in India on the sale of securities or to tax on dividends paid by Indian companies. The Fund is subject to and accrues Indian withholding tax on interest earned on Indian securities at the rate of 21.115%.

The Fund will, in any year that it has taxable income for Mauritius tax purposes, pay tax on its net income for Mauritius tax purposes at a rate of 15%. The Fund is not taxed on long-term capital gains for Mauritius tax purposes.

The Fund continues to: (i) comply with the requirements of the tax treaty between India and Mauritius; (ii) be a tax resident of Mauritius; and (iii) maintain that its central management and control resides in Mauritius, and therefore management believes that the Fund will be able to obtain the benefits of the tax treaty between India and Mauritius. Accordingly, no provision for Indian income taxes has been made in accompanying financial statements of the Fund for taxes related to capital gains or dividends.

The foregoing is based upon current interpretation and practice and is subject to future changes in Indian or Mauritian tax laws and in the treaty between India and Mauritius.

THE INDIA FUND, INC.

June 30, 2009
(Unaudited)
Notes to Financial Statements (continued)

NOTE F: SEMI-ANNUAL REPURCHASE OFFERS

In February 2003, the Board of Directors approved, subject to stockholder approval, a fundamental policy whereby the Fund would adopt an “interval fund” structure pursuant to Rule 23c-3 under the 1940 Act. Stockholders of the Fund approved the policy on April 30, 2003. As an interval fund, the Fund makes semi-annual repurchase offers at net asset value (less a 2% repurchase fee) to all Fund stockholders. The percentage of outstanding shares that the Fund can repurchase in each offer is established by the Fund’s Board of Directors shortly before the commencement of each semi-annual offer and is between 5% and 25% of the Fund’s then-outstanding shares.

During the six months ended June 30, 2009, the results of the semi-annual repurchase offer was as follows:

Repurchase Offer #12

Commencement Date	February 20, 2009

Expiration Date	March 13, 2009

Pricing Date	March 20, 2009

% of Issued and Outstanding Shares of Common Stock	5%

Shares Validly Tendered	160,011.1776

Final Pro-ration Odd Lot Shares	no proration

Final Pro-ration Non-Odd Lot Shares	no proration

% of Non-Odd Lot Shares Accepted	no proration

Shares Accepted for Tender	160,011.1776

Net Asset Value per share as of Pricing Date ($)	15.41

Repurchase Fee per Share ($)	0.3082

Repurchase Offer Price ($)	15.1018

Repurchase Fee ($)	49,315

Expenses ($)	241,973

Total Cost ($)	2,658,430

THE INDIA FUND, INC.

June 30, 2009
(Unaudited)
Notes to Financial Statements (continued)

During the year ended December 31, 2008, the results of the semi-annual repurchase offers were as follows:

	Repurchase Offer #10	Repurchase Offer #11

Commencement Date	February 22, 2008	August 22, 2008

Expiration Date	March 14, 2008	September 12, 2008

Pricing Date	March 24, 2008	September 19, 2008

% of Issued and Outstanding Shares of Common Stock	5%	5%

Shares Validly Tendered	4,071,660.2142	2,481,315.0000

Final Pro-ration Odd Lot Shares	53,998.2142	202,199.0271

Final Pro-ration Non-Odd Lot Shares	2,071,839.7858	1,817,347.9726

% of Non-Odd Lot Shares Accepted	51.5683%	79.7392%

Shares Accepted for Tender	2,125,838.0000	2,019,547.0000

Net Asset Value per share as of Pricing Date ($)	44.92	36.64

Repurchase Fee per Share ($)	0.8984	0.7328

Repurchase Offer Price ($)	44.0216	35.9072

Repurchase Fee ($)	1,909,853	1,479,924

Expenses ($)	281,419	252,385

Total Cost ($)	93,864,209	72,768,663

THE INDIA FUND, INC.

June 30, 2009
(Unaudited)
Notes to Financial Statements (continued)

During the year ended December 31, 2007, the results of the semi-annual repurchase offers were as follows:

	Repurchase Offer #8	Repurchase Offer #9

Commencement Date	February 23, 2007	August 24, 2007

Expiration Date	March 16, 2007	September 14, 2007

Pricing Date	March 23, 2007	September 21, 2007

% of Issued and Outstanding Shares of Common Stock	5%	5%

Shares Validly Tendered	209,659.0000	7,375,410.0000

Final Pro-ration Odd Lot Shares	no proration	113,785.27

Final Pro-ration Non-Odd Lot Shares	no proration	2,123,939.734

% of Non-Odd Lot Shares Accepted	no proration	29.28000%

Shares Accepted for Tender	209,659.0000	2,237,725.0000

Net Asset Value per share as of Pricing Date ($)	41.30	57.58

Repurchase Fee per Share ($)	0.8260	1.1515

Repurchase Offer Price ($)	40.4740	56.4285

Repurchase Fee ($)	173,178	2,576,740

Expenses ($)	51,039	84,123

Total Cost ($)	8,536,777	126,355,588

THE INDIA FUND, INC.

June 30, 2009
(Unaudited)
Notes to Financial Statements (continued)

NOTE G: 2005 RIGHTS OFFER

On December 17, 2004, the Fund commenced a rights offering and issued to stockholders as of December 17, 2004 one right for each share of common stock held. The rights were not transferable and, consequently, were not listed on any exchange. The rights entitled holders to subscribe for an aggregate of 7,546,991 shares of the Fund’s common stock. In addition, the Fund had the option of issuing additional shares in an amount up to 25% of the shares that were available in the primary offering, or 1,886,747 shares, for an aggregate total of 9,433,738 shares. The offer expired on January 31, 2005. The Fund sold 9,433,738 shares at the subscription price per share of $26.50 (representing 95% of the Fund’s net asset value per share on the expiration date of the offer). The total proceeds of the rights offering were $249,994,057, and the Fund incurred costs of $572,549.

NOTE H: 2006 RIGHTS OFFER

On July 3, 2006, the Fund commenced a second rights offering and issued to stockholders as of July 3, 2006 one right for each share of common stock held. The rights were not transferable and, consequently, were not listed on any exchange. The rights entitled holders to subscribe for an aggregate of 10,565,220 shares of the Fund’s common stock. In addition, the Fund had the option of issuing additional shares in an amount up to 25% of the shares that were available in the primary offering, or 2,641,305 shares, for an aggregate total of 13,206,525 shares. The offer expired on August 4, 2006. The Fund sold 13,206,525 shares at the subscription price per share of $34.00 (representing 95% of the Fund’s net asset value per share on the expiration date of the offer). The total proceeds of the rights offering were $449,021,850, and the Fund incurred costs of $1,127,708.

NOTE I: CONCENTRATION OF RISKS

At June 30, 2009, substantially all of the Fund’s net assets were invested in Indian securities. The Indian securities markets are among other things substantially smaller, less developed, less liquid, subject to less regulation and more volatile than the securities markets in the United States. Consequently, and as further discussed above, acquisitions and dispositions of securities by the Fund involve special risks and considerations not present with respect to U.S. securities. At June 30, 2009, the Fund had a concentration of its investment in finance, industrial, and petroleum-related industries. The values of such investments may be affected by changes in such industry sectors.

Securities denominated in currencies other than U.S. dollars are subject to changes in value due to fluctuations in foreign exchange. Foreign security and currency transactions involve certain considerations and risks not typically associated with those of domestic origin as a result of, among other factors, the level of governmental supervision and regulation of foreign securities markets and the possibilities of political or economic instability, the fact that foreign securities markets may be smaller and less developed and the fact

THE INDIA FUND, INC.

June 30, 2009
(Unaudited)
Notes to Financial Statements (continued)

that securities, tax and corporate laws may have only recently developed or are in developing stages, and laws may not exist to cover all contingencies or to protect investors adequately.

In the normal course of business, the Fund may enter into contracts that contain a variety of representations and warranties and which may provide for general indemnifications. The Fund’s maximum exposure under these arrangements is unknown, as this would involve future claims that may be made against the Fund that have not yet occurred. However, based on experience, management expects the risk of loss to be remote.

NOTE J: FAIR VALUE MEASUREMENTS

In September 2006, Statement of Financial Accounting Standards No. 157, “Fair Value Measurements” (“SFAS 157”), was issued and is effective for fiscal years beginning after November 15, 2007 and interim periods within those fiscal years. SFAS 157 defines fair value, establishes a framework for measuring fair value and expands disclosures about fair value measurements. The Fund adopted SFAS 157 effective with the March 31, 2008 quarterly reporting on portfolio holdings. The three levels of the fair value hierarchy under SFAS 157 are described below:

•	Level 1 — price quotations in active markets/exchanges for identical securities

•	Level 2 — other significant observable inputs (including, but not limited to: quoted prices for similar securities, interest rates, credit risk, etc.)

•	Level 3 — significant unobservable inputs (including the Fund’s own assumptions used in determining the fair value of investments)

The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities. A summary of the inputs used to value the Fund’s net assets as of June 30, 2009, is as follows:

Investments in
Valuation Inputs	Securities*

Level 1 — Quoted Prices	$981,385,049
Level 2 — Other Significant Observable Inputs	0
Level 3 — Significant Unobservable Inputs	4,976,516

Total	$986,361,565

*	See Schedule of Investments for identification of securities by security type and industry classification.

THE INDIA FUND, INC.

June 30, 2009
(Unaudited)
Notes to Financial Statements (concluded)

The following is a reconciliation of Level 3 investments for which significant unobservable inputs were used in determining fair value:

	Investments in Equity Securities
	Publishing	Retail Stores	Shipbuilding

Balance, as of December 31, 2008	$104,680	$199,887	$2,978,017
Realized gain (loss)	0	0	0
Change in unrealized appreciation (depreciation)	64,405	(104,605)	1,829,414
Net purchases (sales)	0	0	0
Net transfers in/out of Level 3	0	(95,282)	0

Balance, as of June 30, 2009	$169,085	$0	$4,807,431

NOTE K: RECENT ACCOUNTING PRONOUNCEMENTS

In March 2008, the Financial Accounting Standards Board (FASB) released Statement of Financial Accounting Standards No. 161 “Disclosures about Derivative Instruments and Hedging Activities” (“SFAS 161”). SFAS 161 requires qualitative disclosures about objectives and strategies for using derivatives, quantitative disclosures about fair value amounts of gains and losses on derivative instruments and disclosures about credit-risk-related contingent features in derivative agreements. The application of SFAS 161 is required for fiscal years and interim periods beginning after November 15, 2008. As of June 30, 2009, management has evaluated the impact of SFAS 161 on financial statement disclosures and has determined that no additional disclosure is required.

NOTE L: SUBSEQUENT EVENT: 2009 RIGHTS OFFER

On July 20, 2009, the Fund commenced a rights offering. The offer expired on August 14, 2009. Pursuant to the offer, holders of the Fund’s common stock on July 20, 2009, were able to subscribe for an aggregate of 16,032,758 shares at the subscription price per share of $26.42 (representing 95% of the Fund’s net asset value per share on the expiration date of the offer). The Fund previously conducted rights offerings in 2005 and 2006 (see Notes G & H).

THE INDIA FUND, INC.

Results of Annual Meeting of Stockholders
(Unaudited)

ANNUAL MEETING

The Fund held its Annual Meeting of Stockholders on April 24, 2009. At the meeting, stockholders elected the nominees proposed for election to the Fund’s Board of Directors. The following table provides information concerning the matters voted on at the meeting:

I. Election of Directors

		Votes	Non-Voting	Total Voting and
Nominee	Votes For	Withheld	Shares	Non-Voting Shares

Lawrence K. Becker	27,517,438	1,668,079	0	29,185,517
Robert L. Friedman	27,728,532	1,456,985	0	29,185,517
Jeswald W. Salacuse	27,427,942	1,757,575	0	29,185,517

At June 30, 2009, in addition to Lawrence K. Becker, Robert L. Friedman and Jeswald W. Salacuse, the other directors of the Fund were as follows:

Leslie H. Gelb
J. Marc Hardy
Stephane R. F. Henry
Prakash A. Melwani
Luis F. Rubio

The Fund’s Board of Directors is divided into three classes: Class I, Class II, and Class III. The terms of office of the Class I, Class II, and Class III Directors expire at the Annual Meeting of Stockholders in the year 2012, year 2011 and year 2010, respectively, or thereafter in each case when their respective successors are duly elected and qualified. The Fund’s executive officers are chosen each year at the first meeting of the Fund’s Board of Directors following the Annual Meeting of Stockholders to hold office until the meeting of the Board following the next Annual Meeting of Stockholders and until their successors are duly elected and qualified.

THE INDIA FUND, INC.

Dividends and Distributions

DIVIDEND REINVESTMENT AND CASH PURCHASE PLAN

The Fund intends to distribute annually to shareholders substantially all of its net investment income, and to distribute any net realized capital gains at least annually. Net investment income for this purpose is income other than net realized long and short-term capital gains net of expenses.

Pursuant to the Dividend Reinvestment and Cash Purchase Plan (the “Plan”), shareholders whose shares of Common Stock are registered in their own names will be deemed to have elected to have all distributions automatically reinvested by the Plan Agent in Fund shares pursuant to the Plan, unless such shareholders elect to receive distributions in cash. Shareholders who elect to receive distributions in cash will receive all distributions in cash paid by check in dollars mailed directly to the shareholder by the dividend paying agent. In the case of shareholders such as banks, brokers or nominees that hold shares for others who are beneficial owners, the Plan Agent will administer the Plan on the basis of the number of shares certified from time to time by the shareholders as representing the total amount registered in such shareholders’ names and held for the account of beneficial owners that have not elected to receive distributions in cash. Investors that own shares registered in the name of a bank, broker or other nominee should consult with such nominee as to participation in the Plan through such nominee, and may be required to have their shares registered in their own names in order to participate in the Plan.

The Plan Agent serves as agent for the shareholders in administering the Plan. If the directors of the Fund declare an income dividend or a capital gains distribution payable either in the Fund’s Common Stock or in cash, nonparticipants in the Plan will receive cash and participants in the Plan will receive Common Stock, to be issued by the Fund or purchased by the Plan Agent in the open market, as provided below. If the market price per share on the valuation date equals or exceeds net asset value per share on that date, the Fund will issue new shares to participants at net asset value; provided, however, that if the net asset value is less than 95% of the market price on valuation date, then such shares will be issued at 95% of the market price. The valuation date will be the dividend or distribution payment date or, if that date is not a New York Stock Exchange trading day, the next preceding trading day. If net asset value exceeds the market price of Fund shares at such time, or if the Fund should declare an income dividend or capital gains distribution payable only in cash, the Plan Agent will, as agent for the participants, buy Fund shares in the open market, on the New York Stock Exchange or elsewhere, for the participants’ accounts on, or shortly after, the payment date. If, before the Plan Agent has completed its purchases, the market price exceeds the net asset value of a Fund share, the average per share purchase price paid by the Plan Agent may exceed the net asset value of the Fund’s shares, resulting in the acquisition of fewer shares than if the distribution had been paid in shares issued by the Fund on the dividend payment date.

Because of the foregoing difficulty with respect to open market purchases, the Plan provides that if the Plan Agent is unable to invest the full dividend amount in open-market purchases during the purchase period or if the market discount shifts to a market premium during the purchase period, the Plan Agent will cease

THE INDIA FUND, INC.

DIVIDEND REINVESTMENT AND CASH PURCHASE PLAN (continued)

making open-market purchases and shareholders will receive the uninvested portion of the dividend amount in newly issued shares at the close of business on the last purchase date.

Participants have the option of making additional cash payments to the Plan Agent, annually, in any amount from $100 to $3,000, for investment in the Fund’s Common Stock. The Plan Agent will use all such funds received from participants to purchase Fund shares in the open market on or about February 15.

Any voluntary cash payment received more than 30 days prior to this date will be returned by the Plan Agent, and interest will not be paid on any uninvested cash payment. To avoid unnecessary cash accumulations, and also to allow ample time for receipt and processing by the Plan Agent, it is suggested that participants send in voluntary cash payments to be received by the Plan Agent approximately ten days before an applicable purchase date specified above. A participant may withdraw a voluntary cash payment by written notice, if the notice is received by the Plan Agent not less than 48 hours before such payment is to be invested.

The Plan Agent maintains all shareholder accounts in the Plan and furnishes written confirmations of all transactions in an account, including information needed by shareholders for personal and tax records. Shares in the account of each Plan participant will be held by the Plan Agent in the name of the participant, and each shareholder’s proxy will include those shares purchased pursuant to the Plan.

There is no charge to participants for reinvesting dividends or capital gains distributions or voluntary cash payments. The Plan Agent’s fees for the reinvestment of dividends and capital gains distributions and voluntary cash payments will be paid by the Fund. There will be no brokerage charges with respect to shares issued directly by the Fund as a result of dividends or capital gains distributions payable either in stock or in cash. However, each participant will pay a pro rata share of brokerage commissions incurred with respect to the Plan Agent’s open-market purchases in connection with the reinvestment of dividends and capital gains distributions and voluntary cash payments made by the participant. Brokerage charges for purchasing small amounts of stock for individual accounts through the Plan are expected to be less than the usual brokerage charges for such transactions, because the Plan Agent will be purchasing stock for all participants in blocks and prorating the lower commissions thus attainable.

THE INDIA FUND, INC.

DIVIDEND REINVESTMENT AND CASH PURCHASE PLAN (continued)

The receipt of dividends and distributions under the Plan will not relieve participants of any income tax that may be payable on such dividends or distributions.

Experience under the Plan may indicate that changes in the Plan are desirable. Accordingly, the Fund and the Plan Agent reserve the right to terminate the Plan as applied to any voluntary cash payments made and any dividend or distribution paid subsequent to notice of the termination sent to members of the Plan at least 30 days before the record date for such dividend or distribution. The Plan also may be amended by the Fund or the Plan Agent, but (except when necessary or appropriate to comply with applicable law, rules or policies of a regulatory authority) only by at least 30 days’ written notice to participants in the Plan. All correspondence concerning the Plan should be directed to the Plan Agent at P.O. Box 43027, Providence, RI 02940-3027.

We are providing this information as required by the Internal Revenue Code. The amounts shown may differ from those elsewhere in this report because of differences between tax and financial reporting requirements.

For taxable non-corporate shareholders, 29.61% of the Fund’s ordinary income distributions paid during the year ended December 31, 2008, represent qualified dividend income subject to the 15% rate category.

THE INDIA FUND, INC.

PRIVACY POLICY OF
BLACKSTONE ASIA ADVISORS L.L.C.

YOUR PRIVACY IS PROTECTED

An important part of our commitment to you is our respect for your right to privacy. Protecting all the information we are either required to gather or which accumulates in the course of doing business with you is a cornerstone of our relationship with you. While the range of products and services we offer continues to expand, and the technology we use continues to change, our commitment to maintaining standards and procedures with respect to security remains constant.

COLLECTION OF INFORMATION

The primary reason that we collect and maintain information is to more effectively administer our customer relationship with you. It allows us to identify, improve and develop products and services that we believe could be of benefit. It also permits us to provide efficient, accurate and responsive service, to help protect you from unauthorized use of your information and to comply with regulatory and other legal requirements. These include those related to institutional risk control and the resolution of disputes or inquiries.

Various sources are used to collect information about you, including (i) information you provide to us at the time you establish a relationship, (ii) information provided in applications, forms or instruction letters completed by you, (iii) information about your transactions with us or our affiliated companies, and/or (iv) information we receive through an outside source, such as a bank or credit bureau. In order to maintain the integrity of client information, we have procedures in place to update such information, as well as to delete it when appropriate. We encourage you to communicate such changes whenever necessary.

DISCLOSURE OF INFORMATION

We do not disclose any nonpublic, personal information (such as your name, address or tax identification number) about our clients or former clients to anyone, except as permitted or required by law. We maintain physical, electronic and procedural safeguards to protect such information, and limit access to such information to those employees who require it in order to provide products or services to you.

The law permits us to share client information with companies that are affiliated with us which provide financial, credit, insurance, trust, legal, accounting and administrative services to us or our clients. This allows us to enhance our relationship with you by providing a broader range of products to better meet your needs and to protect the assets you may hold with us by preserving the safety and soundness of our firm.

THE INDIA FUND, INC.

PRIVACY POLICY OF
BLACKSTONE ASIA ADVISORS L.L.C.

Finally, we are also permitted to disclose nonpublic, personal information to unaffiliated outside parties who assist us with processing, marketing or servicing a financial product, transaction or service requested by you, administering benefits or claims relating to such a transaction, product or service, and/or providing confirmations, statements, valuations or other records or information produced on our behalf.

It may be necessary, under anti-money laundering or other laws, to disclose information about you in order to accept your subscription. Information about you may also be released if you so direct, or if we or an affiliate are compelled to do so by law, or in connection with any government or self-regulatory organization request or investigation.

We are committed to upholding this Privacy Policy. We will notify you on an annual basis of our policies and practices in this regard and at any time that there is a material change that would require your consent.

THE INDIA FUND, INC.

Investment Manager:
Blackstone Asia Advisors L.L.C.,
an affiliate of The Blackstone Group L.P.

Administrator:
Blackstone Asia Advisors L.L.C.

Sub-Administrator:
PNC Global Investment Servicing (U.S.) Inc.

Transfer Agent:
PNC Global Investment Servicing (U.S.) Inc.

Custodian:
Deutsche Bank AG

The Fund has adopted the Investment Manager’s proxy voting policies and procedures to govern the voting of proxies relating to its voting securities. You may obtain a copy of these proxy voting procedures, without charge, by calling 1-866-800-8933 or by visiting the Securities and Exchange Commission’s website at www.sec.gov.

Information regarding how the Fund voted proxies relating to portfolio securities during the most recent 12-month period ended June 30 is available without charge, upon request, by calling the Fund’s toll-free number at 1-866-800-8933 or by visiting the Securities and Exchange Commission’s website at www.sec.gov.

The Fund files its complete schedule of portfolio holdings with the Securities and Exchange Commission for the first and third quarters of its fiscal year on Form N-Q. You may obtain a copy of these filings by visiting the Securities and Exchange Commission’s website at www.sec.gov or its Public Reference Room in Washington, D.C. Information on the operation of the Public Reference Room may be obtained by calling 1-800-SEC-0330.

This report is sent to shareholders of the Fund for their information. It is not a Prospectus, circular or representation intended for use in the purchase or sale of shares of the Fund or of any securities mentioned in this report.

 Asia
Advisors L.L.C.

The India Fund, Inc.

Semi-Annual Report

June 30, 2009

The India Fund, Inc.

Item 2. Code of Ethics.
Not applicable.
Item 3. Audit Committee Financial Expert.
Not applicable.
Item 4. Principal Accountant Fees and Services.
Not applicable.
Item 5. Audit Committee of Listed registrants.
Not applicable.
Item 6. Investments.
(a)	Schedule of Investments in securities of unaffiliated issuers as of the close of the reporting period is included as part of the report to shareholders filed under Item 1 of this form.

(b)	Not applicable.
Item 7. Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies.
Not applicable.
Item 8. Portfolio Managers of Closed-End Management Investment Companies.

There has been no change, as of the date of this filing, in any of the portfolio managers identified in response to paragraph (a)(1) of this Item in the registrant’s most recently filed annual report on Form N-CSR.
Item 9. Purchases of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers.
REGISTRANT PURCHASES OF EQUITY SECURITIES

			(c) Total Number of	(d) Maximum Number (or
			Shares (or Units)	Approximate Dollar Value) of
	(a) Total Number of	(b) Average	Purchased as Part of	Shares (or Units) that May Yet Be
	Shares (or Units)	Price Paid per	Publicly Announced	Purchased Under the Plans or
Period	Purchased	Share (or Unit)	Plans or Programs	Programs
01/01/2009 to 01/31/2009	None	None	None	None
02/01/2009 to 02/27/2009	None	None	None	None
03/01/2009 to 03/31/2009	160,011	$15.1018	160,011 (1)	None
04/01/2009 to 04/30/2009	None	None	None	None
05/01/2009 to 05/31/2009	None	None	None	None
06/01/2009 to 06/30/2009	None	None	None	None
Total	160,011	$15.1018	160,011	None

(1)	These shares were repurchased in connection with the Fund’s regular, semi-annual repurchase offer announced on February 20, 2009 that expired on March 13, 2009. In connection with this repurchase offer, the Fund offered to repurchase up to 1,931,932 shares of its common stock, an amount equal to 5% of its outstanding shares of common stock, for cash at a price approximately equal to the Fund’s net asset value as of March 20, 2009.
Item 10. Submission of Matters to a Vote of Security Holders.
There have been no material changes to the procedures by which the shareholders may recommend nominees to the registrant’s board of directors, where those changes were implemented after the registrant last provided disclosure in response to the requirements of Item 407(c)(2)(iv) of Regulation

S-K (17 CFR 229.407) (as required by Item 22(b)(15) of Schedule 14A (17 CFR 240.14a-101)), or this Item.
Item 11. Controls and Procedures.
(a)	The registrant’s principal executive and principal financial officers, or persons performing similar functions, have concluded that the registrant’s disclosure controls and procedures (as defined in Rule 30a-3(c) under the Investment Company Act of 1940, as amended (the “1940 Act”) (17 CFR 270.30a-3(c))) are effective, as of a date within 90 days of the filing date of this report, based on their evaluation of these controls and procedures required by Rule 30a-3(b) under the 1940 Act (17 CFR 270.30a-3(b)) and Rules 13a-15(b) or 15d-15(b) under the Securities Exchange Act of 1934, as amended (17 CFR 240.13a-15(b) or 240.15d-15(b)).

(b)	There were no changes in the registrant’s internal control over financial reporting (as defined in Rule 30a-3(d) under the 1940 Act (17 CFR 270.30a-3(d)) that occurred during the registrant’s second fiscal quarter of the period covered by this report that has materially affected, or is reasonably likely to materially affect, the registrant’s internal control over financial reporting.
Item 12. Exhibits.
(a)(1)	Not applicable.

(a)(2)	Certifications pursuant to Rule 30a-2(a) under the 1940 Act and Section 302 of the Sarbanes-Oxley Act of 2002 are attached hereto.

(a)(3)	Not applicable.

(b)	Certifications pursuant to Rule 30a-2(b) under the 1940 Act and Section 906 of the Sarbanes-Oxley Act of 2002 are attached hereto.

SIGNATURES
Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

(registrant)	The India Fund, Inc.

By (Signature and Title)*	/s/ Prakash A. Melwani
Prakash A. Melwani, President
(principal executive officer)

Date August 26, 2009
Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By (Signature and Title)*	/s/ Prakash A. Melwani
Prakash A. Melwani, President
(principal executive officer)

Date August 26, 2009

By (Signature and Title)*	/s/ Joseph M. Malangoni
Joseph M. Malangoni, Treasurer and Vice President
(principal financial officer)

Date August 26, 2009

*	Print the name and title of each signing officer under his or her signature.